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                                                                    EXHIBIT 99.4


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is made as of this ___ day of _________, 1998, by and among OXIS International, Inc., a Delaware corporation (the "Company"), and the investors in the common stock (the "Common Stock") and the warrants (the "Warrants") of the Company listed on the signature pages hereto (each a "Purchaser" and collectively, the "Purchasers"), which Common Stock and Warrants were purchased by each Purchaser pursuant to the terms of a virtually identical Common Stock and Warrant Subscription Agreement by and between each Purchaser and the Company (the "Subscription Agreements", each a Subscription Agreement).

     In consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1.  Registration Rights.  The Company and each Purchaser covenant and
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agree as follows:


         1.1  Definitions.  For purposes of this Agreement:
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              (a)  The term "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended;

              (b) The term "Holder" means the Purchaser or any assignee thereof in accordance with Section 1.9 hereof;

              (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

              (d) The term "Registrable Securities" means (i) the Common Stock purchased by the Purchasers, (ii) the Warrants; (iii) the Common Stock of the Company issuable upon exercise of the Warrants (the "Warrant Shares") and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his registration rights are not assigned;

              (e) The term "Securities Act" means the Securities Act of 1933, as amended;

              (f) The term "SEC" means the Securities and Exchange Commission;
and

              (g) The term "Violation" shall have the meaning ascribed to that term in Section 1.7 of this Agreement.
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         1.2.  Registration of Shares.
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               (a) Filing of Registration Statement.  The Company shall use
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commercially reasonable efforts to file with the SEC, on or before the date thirty (30) days following the date of the closing of the sale of securities pursuant to the latest dated Subscription Agreement (the "Final Closing"), a Form S-3, if available, or Form S-1 (if such Form S-3 is not available) registration statement under the Securities Act covering the resale of the Registrable Securities.

         1.3.  Obligations of the Company.  Whenever required under this
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Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Use its commercially reasonable best efforts to cause a registration statement filed with respect to the Registrable Securities to become effective, and, keep such registration statement effective for up to one hundred eighty (180) days;

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; and

               (d) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by a majority of the Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         1.4.  Furnish Information.  It shall be a condition precedent to the
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obligations of the Company to take any action pursuant to this Section 1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

         1.5.  Expenses of Company Registration.  The Company shall bear and
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pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 1.2 for each Holder (which right may be assigned only as provided in Section 1.9), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders (which counsel's

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fees shall not exceed US $10,000) selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

         1.6.  Delay of Registration.  No Holder shall have any right to
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obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.7.  Indemnification.  In the event any Registrable Securities are
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included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners and legal counsel of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state law, rule or regulation insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any United States state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any United States state securities law; and the Company will reimburse each such Holder, officer, director, partner, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, partner, director, legal counsel or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors and officers, its legal counsel, each person, if any, who controls the Company within the meaning of the Securities Act, and any other Holder selling securities in such registration statement or any of such other Holder's directors, legal counsel or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, or controlling person, or other such Holder or director, officer, legal counsel or controlling person of such other Holder may become subject, under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent

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(and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, other Holder, or officer, director, legal counsel, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder. The aggregate indemnification obligations of any selling Holder pursuant to the provisions of this Section 1.7(b) shall be limited to an amount equal to the proceeds received by such selling Holder pursuant to the terms of this Agreement.

               (c) Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense if it so desires. Notwithstanding the foregoing, if the indemnified party and the indemnifying party have conflicting interests with respect to the action so that joint counsel for them would be inappropriate, (as determined by counsel to the indemnified party and counsel to the indemnifying party), then the indemnifying party shall pay reasonable fees and expenses of one counsel to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.7.

              (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other.

               (e) The obligations of the Company and Holders under this Section
1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.8.  Reports Under Securities Exchange Act of 1934.  With a view to
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making available to the Holders the benefits of Rule 144 promulgated under the
Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the

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Company to the public without registration, the Company agrees to use its commercially reasonable best efforts to:

               (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (b) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

         1.9.  Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee who is not a competitor of the Company and acquires at least five hundred thousand (500,000) shares (as adjusted for stock splits, combinations, etc.) of Common Stock; provided, however, in each case, the Company is, within thirty days after such transfer, furnished with written notice (i) stating the name and address of such assignee,
(ii) identifying the securities with respect to which such registration rights are being assigned, and (iii) confirming that the assignee agrees to be bound by the terms and conditions of agreements governing such rights; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         1.10.  Standstill Agreement.  Each Holder hereby agrees that if such
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Holder is notified by the Company that the registration statement covering the resale of the Registrable Securities is no longer deemed effective by the SEC, or if the registration statement or the prospectus forming a part of the registration statement no longer contains all information required under the United States federal or state securities laws, the Holder shall cease selling any Registrable Securities until notified by the Company that the registration statement is effective and/or contains all required information under the United States federal or state securities laws.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction).

         2.  Miscellaneous.
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             2.1.  Amendment.  Any provision of this Agreement may be amended
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and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities owned by the Purchasers. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into

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which such securities are convertible), each future Holder of all such securities, and the Company.

             2.2.  Entire Agreement.  This Agreement represents the entire and
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only agreement and understanding between the Purchasers and the Company concerning the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral agreements, arrangements, understandings, negotiations, commitments and understandings between the parties. No prior agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.

             2.3.  Notices.  Unless otherwise specified herein, all notices or
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other communications required or permitted under this Agreement shall be given in writing and shall be deemed effective and received: (a) immediately if delivered in hand; (b) one (1) business day after direct transmission by facsimile equipment; (c) one (1) business day after the date of sending by Federal Express or any similar overnight delivery service; or (d) five (5) business days after the date of mailing by United States registered or certified mail, return receipt requested and postage prepaid at the address or telecopy number indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance notice to the other parties.

             2.4.  Assigns, Heirs, Representatives, Agents and Successors.
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Each and all of the provisions contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns, heirs, representatives, agents and all other successors in interest. No assignment shall release the Holder from any obligation or liability under this Agreement.

             2.5.  Governing Law, Venue and Jurisdiction.  This Agreement shall
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be governed by, and construed in accordance with, the laws of the State of
Oregon, without regard to any principles of conflict of laws, and shall in all respects be interpreted, enforced and governed within and under the laws of the State of Oregon. Each party hereto expressly submits to the jurisdiction and venue of the State and Federal Courts of Oregon.

             2.6.  Article and Section Headings.  The section, subsection and
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subdivision headings in this Agreement are for convenience and identification only and are in no way intended to describe, define, alter, modify, amend, limit, or restrict the scope, extent, or intent of this Agreement or any provision hereof.

             2.7.  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties on this
___ day of ________________, 1998.



OXIS INTERNATIONAL, INC.                    PURCHASER

By:    ________________________             By:    ________________________
Name:  ________________________             Name:  ________________________
Title: ________________________             Title: ________________________


                                            Address:
                                            _______________________________
                                            _______________________________
                                            _______________________________

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